UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 26, 2013

Level 3 Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On November 26, 2013, Level 3 Communications, Inc. (“Level 3”) and its wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $300,000,000 in aggregate principal amount of its Floating Rate Senior Notes due 2018 (the “2018 Floating Rate Notes”). The net proceeds from the offering, together with cash on hand, will be used to redeem all of Level 3 Financing’s outstanding Floating Rate Senior Notes due 2015, including accrued interest and expenses. The 2018 Floating Rate Notes are senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured obligations of Level 3 Financing. Level 3 has guaranteed the 2018 Floating Rate Notes on an unsecured basis. The 2018 Floating Rate Notes will mature on January 15, 2018. Interest on the Notes will be payable on May 15 and November 15 of each year, beginning on May 15, 2014.

Prior to May 15, 2015, at the option of Level 3 Financing, the 2018 Floating Rate Notes will be subject to redemption, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, at 100% of the principal amount of 2018 Floating Rate Notes so redeemed plus (i) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (ii) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date. The 2018 Floating Rate Notes will be redeemable at the option of Level 3 Financing, in whole or in part, on or after May 15, 2015, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices set forth below (expressed as percentages of the principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, if redeemed during the periods set forth below:

Period	Redemption Price
May 15, 2015 - May 14, 2016	102.00%
May 15, 2016 - November 14, 2016	101.00%
November 15, 2016 and thereafter	100.00%

In addition, at any time or from time to time on or prior to May 15, 2015, Level 3 Financing may redeem up to 35% of the original aggregate principal amount of the 2018 Floating Rate Notes at a redemption price equal to 100% of the principal amount of the 2018 Floating Rate Notes so redeemed, plus a premium equal to the interest rate per annum on the 2018 Floating Rate Notes in effect on the date that notice of redemption is given, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements of common stock of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 65% of the original aggregate principal amount of the 2018 Floating Rate Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption is required to be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 2018 Floating Rate Notes has not been registered under the Securities Act of 1933, as amended, and the 2018 Floating Rate Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The 2018 Floating Rate Notes were sold to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

On November 26, 2013, Level 3, Level 3 Financing and the initial purchasers of the 2018 Floating Rate Notes entered into a registration rights agreement (the “Registration Agreement”) regarding the 2018 Floating Rate Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Indenture are qualified in their entirety by reference to such exhibit.

The Registration Agreement is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

(i)                                                  On November 26, 2013, Level 3 Financing distributed a notice of redemption to the holders of Level 3 Financing’s Floating Rate Senior Notes due 2015. The redemption of all of Level 3 Financing’s outstanding Floating Rate Senior Notes due 2015 is scheduled to occur on December 26, 2013.

(ii)                                               On November 26, 2013, Level 3 issued a press release relating to the closing of Level 3 Financing’s private offering of $300 million aggregate principal amount of the 2018 Floating Rate Notes.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                               Indenture, dated as of November 26, 2013, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.

4.2                               Registration Agreement, dated as of November 26, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Jefferies LLC, and J.P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2018.

99.1                        Press Release, dated November 26, 2013, relating to the closing of the private offering of senior notes by Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date:  November 27, 2013

EXHIBIT INDEX

Exhibit	Description

4.1

Indenture, dated as of November 26, 2013, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Floating Rate Senior Notes due 2018 of Level 3 Financing, Inc.

4.2

Registration Agreement, dated as of November 26, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Jefferies LLC, and J.P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2018.

99.1	Press Release, dated November 26, 2013, relating to the closing of the private offering of senior notes by Level 3 Financing, Inc.